UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                                  FORM 8-K
                               CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
      Date of Report (Date of earliest event reported) August 17, 2000
                                                       ---------------

                         MASSACHUSETTS FINCORP, INC.
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           (Exact name of registrant as specified in its charter)

           Delaware                    0-24791               04-3431804
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(State or other Jurisdiction of      (Commission           (IRS Employer
incorporation or organization)       File Number)       Identification No.)

                70 Quincy Avenue, Quincy, Massachusetts 02169
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                  (Address of principal executive offices)

                               (617) 825-5555
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            (Registrant's telephone number, including area code)

                               Not applicable
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       (Former name or former address, if changed since last report.)


Item 5.  Other Events.
         -------------

      On August 17, 2000, Massachusetts Fincorp, Inc. (the "Company") issued a press release announcing their intention to repurchase up to 5% of its outstanding shares in the open market over the next six months, commencing on or after August 21, 2000 and the execution of a standstill agreement with shareholder group.

      A press release making these announcements is attached as Exhibit 99.1.

Item 7.  Financial Statements and Other Exhibits.
         ----------------------------------------

         Exhibit 99.1  Press Release dated August 17, 2000.

         Exhibit 99.2  Standstill Agreement.

                                 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: August 17, 2000                 By: /s/ David C. Bojarczuk
                                           ----------------------
                                           David C. Bojarczuk
                                           CFO and Treasurer